UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 13, 2012

Exterra Energy Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52319	20-5086877
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Kelly Hart & Hallman LLP
201 Main Street, Suite 2500
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (817) 878-3569

701 South Taylor, Suite 440
Amarillo, Texas 79101
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.03.  Bankruptcy or Receivership.

As previously reported, on December 15, 2011, Exterra Energy Inc. (the “Company”) filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the “Petition”) in the United States Bankruptcy Court, Northern District of Texas, Fort Worth Division (the “Court”), and the Company amended such Petition on December 29, 2011 and on February 28, 2012.  The Court has jurisdiction over this proceeding as of the date of the filing of the Petition.  Effective as of March 21, 2012, Michael A. McConnell (the “Trustee”) was appointed as the Company’s Chapter 11 Trustee pursuant to a Chapter 11 Notice of Appointment of Trustee issued by the United States Trustee and an Order Approving Appointment of Trustee issued by the Court.

On November 13, 2012, the Court entered into an order (the “Order”) confirming that certain Plan of Liquidation, As Modified, Proposed by Michael McConnell, Chapter 11 Trustee, dated August 10, 2012 (the “Plan”).  A copy of the Order is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Summary of Material Terms of the Plan

The below summary of the material features of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

Generally, the Plan provides that:

•  Coventry Capital, LLC (“Coventry”) will be permitted to foreclose upon the Company’s 19 producing wells located in Wise County, Texas (the “Wells”), in full and final satisfaction of its secured claim against the Company, provided that Coventry will not be permitted to foreclose on any monies received with respect to such Wells through June 1, 2012;

•  the lien on the Wells held by Happy State Bank (the “Bank”) in support of its senior claim against the Company is subordinate to the ability of Coventry to foreclose upon the Wells, and any resulting deficiency claim of the Bank will be deemed to be a General Unsecured Claim;

•  the payment to Sharewell Energy Services, L.P. (“Sharewell”) of the proceeds from the sale of certain oil and gas interests and wells of the Company to Triad Oil & Gas, L.L.C. in the amount of $184,756.31 will be deemed to constitute partial satisfaction of Sharewell’s secured claim against the Company, provided that Sharewell’s liens on any other property of the Company will continue and any deficiency claim of Sharewell will be deemed to be a General Unsecured Claim;

•  TOGS Energy, Inc. (“TOGS”) will either (a) receive cash from the net proceeds of any sale of certain of the Company’s oil and gas interests and wells located in East Texas, after taking into account certain tax claims and sales commissions and costs, which interests and wells are subject to a first in priority lien held by TOGS, (b) retain such lien and all rights and remedies for payment and return of such interests and wells or (c) receive such other treatment as the Trustee, in his capacity as Plan Administration Agent, and TOGS may agree;

•  the holders of Secured Tax Claims with respect to ad valorem property taxes for tax years prior to 2012 will either (a) receive cash equal to the allowed amount of such holder’s allowed Secured Tax Claim, (b) retain all lien rights and remedies for payment or (c) receive surrender of the property securing its claims, provided that certain holders of Secured Tax Claims shall receive interest on such claims, as set forth in the Plan, and provided, further, that certain administrative expense claims held by Wise County and Wise CAD for 2012 ad valorem taxes will be paid by Strata Operating, Inc., the operator of the Wells, as set forth in the Plan;

•  the holders of all Other Secured Claims will either (a) receive conveyance of the collateral securing such claims, (b) receive cash equal to the allowed amount of such holder’s allowed Other Secured Claim, or (c) retain all lien rights and remedies for payment;

•  the holders of all General Unsecured Claims and each of Robert Royal, Todd Royal, the Royal Trust and their respective affiliated entities will receive a pro-rata share of any Distributable Cash remaining after the payment of the claims described above and certain other claims, provided that the Trustee does not anticipate that, after the payments to the holders of the claims described above and such other claims, sufficient Distributable Cash will exist to allow any such persons to receive any distribution on account of their claims.  Further, the claims of insiders, including Robert Royal, Todd Royal, Royal Trust and their affiliated entities, will be subordinated to the claims of all general unsecured creditors.

•  all shares of the Company’s issued and outstanding capital stock will be extinguished and cancelled, and the holders of any such shares will not receive or retain any property on account of such shares; and

•  the Trustee, acting in his capacity as Plan Administration Agent, shall have authority to liquidate all assets of the Company, and, as soon as the Trustee, acting in his capacity as Plan Administration Agent, deems it advisable, the Company shall be dissolved in accordance with Nevada law.

There will be no equity securities of the Company outstanding as of the effective date of the Plan, nor will any such equity securities be reserved for further issuance in respect of any claims and interests allowed under the Plan.

Information as to Assets and Liabilities

Information regarding the assets and liabilities of the Company as the most recent practicable date is hereby incorporated by reference to the Company’s Monthly Operating Report for the period from September 1, 2012 through September 30, 2012 filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on October 15, 2012.

On November 19, 2012, the Company filed a Form 15 terminating its registration under Section 12(g) of the Securities Exchange Act of 1934, as amended. Although the Company’s reporting obligations have been terminated, the Company is voluntarily filing this Current Report on Form 8-K.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Plan, all directors and officers of the Company shall be deemed to be removed from office upon the effective date of the Plan, following which date management of the Company will be the responsibility of the Trustee, acting in his capacity as Plan Administration Agent.

FORWARD LOOKING STATEMENTS

Certain statements herein about expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995.  You can identify forward-looking statements by terminology such as, “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology.  Such forward-looking statements are based on currently available competitive, financial and economic data and the views and assumptions regarding future events.  Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements.

Section 9 – Financial Statements and Exhibits

Section 9.01 Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
2.1	Plan of Liquidation, As Modified, Proposed by Michael McConnell, Chapter 11 Trustee, dated August 10, 2012
99.1	Order Approving Plan of Liquidation, As Modified, Proposed by Michael McConnell, Chapter 11 Trustee, dated November 13, 2012
99.2
Company’s Monthly Operating Report for the period from September 1, 2012 through September 30, 2012 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by the Company on October 15, 2012)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 19, 2012

Exterra Energy Inc.
      (Registrant)

By:    /s/ Michael A. McConnell
Michael A. McConnell
Chapter 11 Trustee

EXHIBIT INDEX

Exhibit No.	Description
2.1	Plan of Liquidation, As Modified, Proposed by Michael McConnell, Chapter 11 Trustee, dated August 10, 2012
99.1	Order Approving Plan of Liquidation, As Modified, Proposed by Michael McConnell, Chapter 11 Trustee, dated November 13, 2012
99.2
Company’s Monthly Operating Report for the period from September 1, 2012 through September 30, 2012 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by the Company on October 15, 2012)